UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2026

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.086 per share	EZRA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 3, 2026 (the “Closing Date”), GPU Exchange Corp., a Delaware corporation and wholly owned subsidiary (“Buyer”) of Reliance Global Group, Inc. (the “Company”), entered into an Asset Purchase Agreement, dated as of November 3, 2026 (the “Purchase Agreement”), with Skyportal Inc. (“Seller”) and, for limited purposes, Matthew Antoun, Seller’s founder (the “Founder”), and simultaneously completed the acquisition of the Oblivus GPU cloud computing platform and related assets (the “Transaction”). The acquired assets consist of the platform’s technology and intellectual property, the “Oblivus” name, data, domain names, customer and supplier relationships and associated goodwill (the “Purchased Assets”). Buyer did not acquire any contracts of Seller or assume any pre-closing liabilities, and Seller retained its other businesses.

Consideration. Buyer paid $3,000,000 in cash at closing (the “Closing Payment”). Seller may earn up to two additional cash payments of $375,000 each (the “Milestone Payments”) if the platform’s average monthly cash revenue equals or exceeds $79,000 during the first six months following closing and $120,000 during the following six months, respectively. The first Milestone Payment has been deposited in escrow with Acquiom Clearinghouse LLC. Until the end of the second milestone period, Buyer has agreed to use commercially reasonable efforts to develop the platform and not to intentionally divert revenue from it. There can be no assurance that either Milestone Payment will be earned.

Other Terms. Seller and the Founder are subject to two-year non-competition and non-solicitation covenants. Seller’s indemnification obligations for breaches of general representations and warranties are subject to a $30,000 basket (after which Seller is liable from the first dollar) and a $375,000 cap, and the aggregate liability of Seller and the Founder (other than for fraud) is capped at the purchase price actually paid. Buyer (or, at its election, the Company or another affiliate) also has the right, but not the obligation, to invest up to $500,000 in Seller during a limited period after closing. The Company has not determined whether it will exercise this right.

Consulting Agreement. On the Closing Date, Buyer and, solely with respect to the stock grants described below, the Company entered into a 12-month consulting agreement with the Founder (the “Consulting Agreement”), under which he will provide transition and business development services as an independent contractor for $250,000 in cash fees during the term of the agreement, payable in monthly installments, plus a bonus of 5% of the gross profit Buyer receives during the 12 months following its entry into an agreement with a new customer, supplier or other counterparty he introduces. Subject to approval by the Company’s Board of Directors, compliance with applicable securities laws and Nasdaq rules, the Company has agreed to issue to the Founder shares of common stock with an aggregate value of up to $600,000, consisting of (i) $50,000 of shares, to be issued within 30 days after the Closing Date and valued at the average closing price for the three trading days ending on the Closing Date, and (ii) $100,000, $200,000 and $250,000 of shares, respectively, if the closing price of the common stock equals or exceeds $5.00, $7.00 and $10.00 per share for three consecutive trading days while the Consulting Agreement is in effect (or, if Buyer terminates it without cause, during its original 12-month term), valued at the average closing price over those three trading days. The shares will be restricted securities and may not be transferred until the first anniversary of their issuance.

The Purchase Agreement contains representations, warranties and covenants made solely for the benefit of its parties, as of specified dates, and for purposes of allocating risk between them. Investors should not rely on them as statements of fact about the Company, Buyer, Seller or the Purchased Assets.

The foregoing descriptions of Purchase Agreement and the Consulting Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the Consulting Agreement, copies of which are filed as Exhibit 2.1 and Exhibit 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

On November 3, 2026, Buyer completed the acquisition of the Purchased Assets pursuant to the Purchase Agreement. The Closing Payment and the escrow deposit were funded from the Company’s cash on hand.

Prior to the Transaction, there was no material relationship between the Company, Buyer or any of their affiliates, directors or officers, or any associate of any such director or officer, on the one hand, and Seller or the Founder, on the other hand, other than in respect of the previously disclosed non-binding letter of intent, the Purchase Agreement and the related agreements described in Item 1.01.

Item 7.01 Regulation FD Disclosure.

On November 4, 2026, the Company issued a press release announcing the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Change in Trading Symbol

As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 23, 2026, in connection with the Transaction, the Company intends to adopt “GPU Exchange” as its doing-business-as name and to change the trading symbol of its common stock on The Nasdaq Capital Market from “EZRA” to “XGPU.”

The Company intends for its common stock to begin trading on The Nasdaq Capital Market under the new trading symbol “XGPU” at the opening of trading on November 10, 2026. Until that time, the common stock will continue to trade under the symbol “EZRA.”

The change in trading symbol does not affect the rights of the Company’s stockholders, and no action is required by stockholders with respect to the symbol change. The Company’s legal name will remain “Reliance Global Group, Inc.”

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These include statements regarding the Company’s plans for the development and operation of the Oblivus platform; the expected benefits of the Transaction; the possible payment of the Milestone Payments; the possible issuance of common stock to the Founder; the possible exercise of the investment right; the timing of the change in the trading symbol of the Company’s common stock and the adoption of the GPU Exchange doing-business-as name; and the Company’s expectations regarding the filing of any financial statements or pro forma financial information relating to the Transaction. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “will” and similar expressions are intended to identify forward-looking statements. These statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially. Those risks and uncertainties include the Company’s ability to integrate, operate and grow the Oblivus platform, which has a limited operating history; its ability to retain and develop customer and supplier relationships, none of which are governed by assumed contracts; dependence on third-party GPU capacity and pricing; competition; the availability of capital to fund the platform; the scope and timing of any financial statements the Company may be required to file, and the consequences of any failure to file them on a timely basis; and the other risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and its subsequent filings with the SEC. Forward-looking statements speak only as of the date of this report, and the Company undertakes no obligation to update them, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired. The financial statements required by Item 9.01(a) of Form 8-K, will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information. The pro forma financial information required by Item 9.01(b) of Form 8-K, will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1*#†	Asset Purchase Agreement, dated as of November 3, 2026, by and among GPU Exchange Corp., Skyportal Inc. and, solely for the limited purposes set forth therein, Matthew Antoun.
10.1*	Consulting Agreement, dated November 3, 2026, by and among GPU Exchange Corp., Reliance Global Group, Inc. (solely for purposes of Section 4(b)) and Matthew Antoun.
99.1	Press Release of Reliance Global Group, Inc., dated November 4, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith.

† Certain identified information has been excluded from this exhibit pursuant to Item 601(b)(2)(ii) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential.
# Certain schedules and exhibits to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE GLOBAL GROUP, INC.

By:	/s/ Ezra Beyman
Name:	Ezra Beyman
Title:	Chief Executive Officer

Date: November 9, 2026